SUPPLEMENT DATED FEBRUARY 15, 2019 TO THE PROSPECTUS OF

VANECK VECTORS ETF TRUST

Dated May 1, 2018

(as supplemented)

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors ETF Trust (the “Trust”) regarding VanEck Vectors® ChinaAMC SME-ChiNext ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 1, 2019, Shenzhen Securities Information Co., Ltd (the “Index Provider”) will amend the methodology of the Shenzhen Indices, which includes the SME-ChiNext 100 Index (the “SME-ChiNext Index”), the Fund’s benchmark index. Accordingly, effective March 1, 2019, the Prospectus is supplemented as follows:

The “SME-ChiNext 100 Index” section is hereby deleted in its entirety and replaced with the following:

The SME-ChiNext Index is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The SME-ChiNext Index is comprised of A-shares.

As of December 31, 2017, the SME-ChiNext Index included 100 securities of companies with a market capitalization range of between approximately $865.2 million and $55.3 billion and a weighted average market capitalization of $7.0 billion. These amounts are subject to change.

When selecting constituent stocks for the SME-ChiNext Index, the Index Provider: (1) calculates the daily average total market capitalization and daily average turnover during the previous six months for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to daily average turnover and excludes the bottom 10%; (3) ranks the remaining stocks in descending order according to daily average total market capitalization and selects those which rank in the top 100 as constituent stocks of the SME-ChiNext Index. The weighting of a company in the SME-ChiNext Index is intended to be a reflection of the current representativeness of that company in the market as a whole. The weight of any single constituent in the SME-ChiNext Index shall not exceed 10%.

The constituents of the SME-ChiNext Index are frequently reviewed by the Index Provider to ensure that the SME-ChiNext Index continues to reflect the state and structure of the underlying market it measures. The periodic reviews are implemented semi-annually on the next trading day after the second Friday in June and December. Announcements of the constituent review are usually published two weeks prior to the implementation of the review. Index performance data is converted from RMB into U.S. dollars.

Please retain this supplement for future reference.